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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 4, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                            JDS Uniphase Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                      0-22874                  94-2579683
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                file number)          identification no.)


                210 Baypointe Parkway San Jose, California 95134
                ------------------------------------------------
           (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code             (408) 434-1800
                                                              ----------------

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Item 9. Regulation FD Disclosure.

     On May 2, 2001, officers of JDS Uniphase Corporation, a Delaware corporation (the "Registrant"), delivered an investor presentation that included written communication comprised of slides which were described and filed as Exhibit 99.1 to the Report on Form 8-K filed on May 4, 2001 and incorporated therein by reference. Slide 42 of such slides which related to "April 24 Guidance" for Q4 contained two typographical errors. "E.P.S. $.14," "$.15 steady state @ $700 million in sales" should have been "E.P.S. $.05," "$.06 steady state @ $700 million in sales." Such corrected information as to pro forma "E.P.S." and "steady state" is in each case as previously stated in the Report on Form 8-K filed on April 24, 2001 that included the script and press release from JDS Uniphase Corporation's third quarter results and conference call.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JDS UNIPHASE CORPORATION


                                        By: /s/ Michael C. Phillips
                                           -------------------------------------
                                           Michael C. Phillips
                                           Senior Vice President, Business
                                           Development, General Counsel

Date: May 10, 2001